             TOO, INC. REPORTS SECOND QUARTER 2003 OPERATING RESULTS
                FORECASTS WEAKER THIRD QUARTER SALES AND EARNINGS


   NEW ALBANY, Ohio; August 13, 2003 - Too, Inc. (NYSE: TOO) today reported earnings per diluted share for the second quarter ended August 2, 2003 of $0.02 before special and nonrecurring charges. The $0.02 figure includes the unfavorable impact of $0.02 per share for settling certain California labor matters. During the second quarter, Too also incurred impairment charges and other pre-tax costs related to the discontinuation of mishmash operations of $7.3 million, causing a reduction in earnings per share of $0.13. Approximately $5.6 million of the $7.3 million are considered non-cash charges. As a result of the recognition of these impairment and other costs, Too had a loss per diluted share for the second quarter 2003 of $0.11, compared to earnings per diluted share of $0.16 for second quarter 2002.

The company said that it recorded a slightly higher initial markup for the second quarter, but the heavy markdown rate necessary to clear spring carryover apparel pushed down the latest quarter's gross income rate as a percentage of sales. However, Too's general and administrative expenses for the 2003 quarter were below last year's, despite the higher negative comparable store sales result and special litigation costs.

Net sales for the second quarter 2003 were $134.8 million compared to the $141.2 million reported for the 2002 period. Comparable store sales for the 2003 quarter declined 13% versus a flat same store sales comparison for the like period last year.

The company said that, based on the weak sales results for the early back-to-school shopping season, it is expecting mid-to-high teens negative comparable store sales for the third quarter ending November 1, 2003. Accordingly, earnings per diluted share for the third quarter are expected to be in the range of $0.12 to $0.15. Too reported earnings per diluted share for the third quarter 2002 of $0.31.

A live webcast and replay of today's conference call with security analysts to review the operating results for the second quarter will be available on the Internet beginning at 9:00 a.m. Eastern Time today. Individual investors can listen to the call through CCBN's investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

Too, Inc. is a rapidly growing specialty retailer for girls and young women. At Limited Too, the company sells apparel, swimwear, sleepwear, underwear, footwear, lifestyle and personal care products for active, fashion-aware `tween (ages 7 to 14) girls. Limited Too currently operates 537 stores in 46 states and Puerto Rico and publishes a catalog coinciding with key `tween shopping times throughout the year. Limited Too also conducts e-commerce on its Web site, http://www.limitedtoo.com. Too also currently operates 18 mishmash stores throughout the U.S., offering personal care products, sportswear, intimate apparel, shoes, accessories and lifestyle products for teen girls ages 14 to 19.

Statements made in this press release related to third quarter 2003 operating results and new store openings for fall 2003, are forward looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Forward-looking statements are indicated by words such as "anticipate," "estimate," "expect," "intend," "risk," "could," "may," "will," "pro forma," "likely," "possible," "potential," and similar words and phrases and the negative forms and variations of these words and phrases. The following factors, among others, in some cases have affected, and in the future could affect, the Company's financial performance and actual results and could cause future performance and financial results to differ materially from those expressed or implied in any forward-looking statements included in this release, or otherwise made by management: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges and paper and printing costs; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; and/or other risk factors that may be described in the Safe Harbor Statement and Business Risks section of the Company's Form 10-K, filed April 29, 2002, as well as other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


                                      #####


/CONTACT: Robert Atkinson, Too, Inc., 614-775-3739, or batkinson@toobrands.com.

                                    TOO, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THIRTEEN WEEKS ENDED AUGUST 2, 2003 AND AUGUST 3, 2002
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 THIRTEEN WEEKS ENDED                 THIRTEEN WEEKS ENDED
                                            ----------------------------         ---------------------------
                                             AUGUST 2,              % OF          AUGUST 3,           % OF
                                              2003                 SALES            2002              SALES
                                            ---------           --------         ---------           -------

Net sales                                   $ 134,849              100.0%        $ 141,248             100.0%
Cost of goods sold, including buying
   and occupancy costs                         94,865               70.3%           91,803              65.0%
                                            ---------           --------         ---------           -------
Gross income                                   39,984               29.7%           49,445              35.0%
General, administrative and store
   operating expenses                          39,046               29.0%           39,898              28.2%
Store closing and impairment costs              7,333                5.4%               -                0.0%
                                            ---------           --------         ---------           -------
Operating income (loss)                        (6,395)              -4.7%            9,547               6.8%
Interest (income) expense, net                    (65)               0.0%              516               0.4%
                                            ---------           --------         ---------           -------
Income (loss) before income taxes              (6,330)              -4.7%            9,031               6.4%
Provision (benefit) for income taxes           (2,500)              -1.9%            3,500               2.5%
                                            ---------           --------         ---------           -------
Net income (loss)                           $  (3,830)              -2.8%        $   5,531               3.9%
                                            =========           ========         =========           =======

Earnings (loss) per share
-------------------------

   Basic                                    $   (0.11)                           $    0.17
                                            =========                            =========

   Diluted                                  $   (0.11)                           $    0.16
                                            =========                            =========

Weighted average shares outstanding
-----------------------------------

   Basic                                       34,271                               33,483
                                            =========                            =========

   Diluted                                     34,271                               34,501
                                            =========                            =========

                                    TOO, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE TWENTY-SIX WEEKS ENDED AUGUST 2, 2003 AND AUGUST 3, 2002
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               TWENTY-SIX WEEKS ENDED               TWENTY-SIX WEEKS ENDED
                                            ----------------------------         ---------------------------
                                             AUGUST 2,             % OF           AUGUST 3,            % OF
                                              2003                 SALES            2002              SALES
                                            ---------            -------         ---------           -------
Net sales                                   $ 274,976              100.0%        $ 299,839             100.0%
Cost of goods sold, including buying
    and occupancy costs                       192,323               69.9%          196,871              65.7%
                                            ---------            -------         ---------           -------
Gross income                                   82,653               30.1%          102,968              34.3%
General, administrative and store
    operating expenses                         75,280               27.4%           83,423              27.8%
Store closing and impairment costs              7,333                2.7%                -               0.0%
                                            ---------            -------         ---------           -------
Operating income                                   40                0.0%           19,545               6.5%
Interest (income) expense, net                   (189)              -0.1%              769               0.3%
                                            ---------            -------         ---------           -------
Income before income taxes                        229                0.1%           18,776               6.3%
Provision (benefit) for income taxes             (100)               0.0%            7,400               2.5%
                                            ---------            -------         ---------           -------
Net Income                                  $     329                0.1%        $  11,376               3.8%
                                            =========            =======         =========           =======

Earnings per share
------------------

    Basic                                   $    0.01                            $    0.35
                                            =========                            =========

    Diluted                                 $    0.01                            $    0.34
                                            =========                            =========

Weighted average shares outstanding
-----------------------------------

    Basic                                      34,185                               32,454
                                            =========                            =========

    Diluted                                    34,649                               33,518
                                            =========                            =========

                                    TOO, INC.
                           CONSOLIDATED BALANCE SHEETS
                    AS OF AUGUST 2, 2003 AND FEBRUARY 1, 2003
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                            AUGUST 2,         FEBRUARY 1,
                                                                               2003              2003
                                                                            ---------         ---------
                                                                           (UNAUDITED)
                                ASSETS

CURRENT ASSETS:
    Cash and equivalents                                                    $  85,277         $ 101,300
    Receivables                                                                 9,683             4,957
    Inventories                                                                66,000            55,080
    Store supplies                                                             13,533            12,285
    Other                                                                       1,010             2,260
                                                                            ---------         ---------
Total current assets                                                          175,503           175,882

Property and equipment, net                                                   151,142           145,530
Deferred income taxes                                                          14,929            14,929
Other assets                                                                   10,457            10,990
                                                                            ---------         ---------

Total assets                                                                $ 352,031         $ 347,331
                                                                            =========         =========

                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                        $  26,166         $  22,550
    Accrued expenses                                                           47,026            44,600
    Income taxes payable                                                        7,733            16,088
                                                                            ---------         ---------
Total current liabilities                                                      80,925            83,238

Other long-term liabilities                                                    12,041            10,433

Commitments and contingencies

                         SHAREHOLDERS' EQUITY
Preferred stock, 50 million shares authorized                                       -                 -
Common stock, $.01 par value, 100 million shares
    authorized, 34.4 million and 34.1 million issued and outstanding
    at August 2, 2003 and February 1, 2003, respectively                          344               341
Treasury stock, at cost, 29,709 shares                                           (998)             (998)
Paid in capital                                                               119,494           114,421
Retained earnings                                                             140,225           139,896
                                                                            ---------         ---------

Total shareholders' equity                                                    259,065           253,660
                                                                            ---------         ---------

Total liabilities and shareholders' equity                                  $ 352,031         $ 347,331
                                                                            =========         =========

                                   TOO, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE TWENTY-SIX WEEKS ENDED AUGUST 2, 2003 AND AUGUST 3, 2002
                            (UNAUDITED, IN THOUSANDS)

                                                                      TWENTY-SIX WEEKS ENDED
                                                                    ---------------------------
                                                                    AUGUST 2,          AUGUST 3,
                                                                       2003              2002
                                                                    ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                      $     329         $  11,376

IMPACT OF OTHER OPERATING ACTIVITIES ON CASH FLOWS:
    Depreciation and amortization                                       9,502             9,946
    Loss on impairment of assets                                        5,560                 -

    CHANGES IN ASSETS AND LIABILITIES:
        Inventories                                                   (10,920)          (11,642)
        Accounts payable and accrued expenses                            (589)           12,711
        Income taxes                                                   (8,371)           (6,220)
        Other assets                                                   (3,604)              894
        Other liabilities                                               1,608             1,730
                                                                    ---------         ---------

        NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES           (6,485)           18,795
                                                                    ---------         ---------

INVESTING ACTIVITIES:
    Capital expenditures                                               (9,833)          (28,434)
                                                                    ---------         ---------

        NET CASH USED FOR INVESTING ACTIVITIES                         (9,833)          (28,434)
                                                                    ---------         ---------

FINANCING ACTIVITIES:
    Net proceeds from issuance of common stock                              -            73,606
    Repayment of term loan                                                  -           (50,000)
    Stock options, restricted stock and other equity changes              295             2,067
                                                                    ---------         ---------

        NET CASH PROVIDED BY FINANCING ACTIVITIES                         295            25,673
                                                                    ---------         ---------

    NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                   (16,023)           16,034

    Cash and equivalents, beginning of period                         101,300            63,538
                                                                    ---------         ---------

        Cash and equivalents, end of period                         $  85,277         $  79,572
                                                                    =========         =========

                                    TOO, INC.
                                  SELECTED DATA
        FOR THE TWENTY-SIX WEEKS ENDED AUGUST 2, 2003 AND AUGUST 3, 2002
                            (UNAUDITED, IN THOUSANDS)


                                        TWENTY-SIX WEEKS ENDED
                                       ------------------------
                                       AUGUST 2,      AUGUST 3,
                                         2003            2002
                                       ---------       --------

CAPITAL EXPENDITURES
  First Quarter                        $ 5,636         $15,560
  Second Quarter                         4,197          12,874
                                       -------         -------
  Year-to-date                         $ 9,833         $28,434
                                       =======         =======

DEPRECIATION & AMORTIZATION
  First Quarter                        $ 4,682         $ 5,399
  Second Quarter                         4,820           4,547
                                       -------         -------
  Year-to-date                         $ 9,502         $ 9,946
                                       =======         =======

INTEREST (INCOME) EXPENSE - NET
  First Quarter                        $  (124)        $   253
  Second Quarter                           (65)            516
                                       -------         -------
  Year-to-date                         $  (189)        $   769
                                       =======         =======

                                    TOO, INC.
                              STORE OPERATING DATA
        FOR THE TWENTY-SIX WEEKS ENDED AUGUST 2, 2003 AND AUGUST 3, 2002

                                                             AUGUST 2,         AUGUST 3,
LIMITED TOO STORE COUNT                                        2003              2002
-----------------------                                      ---------         ---------

Beginning of quarter                                              515               471
    Opened                                                         22                14
    Closed                                                          -                (1)
                                                              -------           -------
       Quarter-to-date                                            537               484
                                                              =======           =======

Beginning of year                                                 510               459
    Opened                                                         29                27
    Closed                                                         (2)               (2)
                                                              -------           -------
       Year-to-date                                               537               484
                                                              =======           =======


OTHER OPERATING DATA
--------------------

mishmash stores                                                    18                11
Stores with "Girl Power" format                                   312               247
Percentage of Limited Too stores in "Girl Power" format            58%               51%
Total square feet at period end (in thousands)                  2,213(1)          1,985(1)


(1) Amount excludes mishmash stores.